UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 8, 2004

EXX INC

(Exact name of registrant as specified in its charter)

Nevada	1-5654	88-0325271
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1350 East Flamingo Road, Suite 300 Las Vegas, Nevada	89119-5263
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 598-3223

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

(c)	Exhibits

99.1	Press Release, dated September 8, 2004

Item 9.01 Financial Statements and Exhibits

On September 8, 2004, EXX INC (the “Registrant”) issued a press release announcing a labor agreement reached and strike ended at a facility of its Newcor, Inc. subsidiary. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXX INC

Date: September 8, 2004	By:	/s/ David A. Segal
Chairman of the Board
Chief Executive Officer
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 8, 2004